                     SCHEDULE 14A
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use
[x]  Definitive Proxy Statement           of the Commission Only
[ ]  Definitive Additional Materials      (as permitted by Rule
     Soliciting Material Pursuant         14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12

                 COMMUNITY NATIONAL CORPORATION
----------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
          11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total fee paid:

          ------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------

     3    Filing Party:

          ------------------------------------------------------


     4.   Date Filed:

          ------------------------------------------------------

      [COMMUNITY NATIONAL CORPORATION LETTERHEAD]









                    March 31, 1999





Dear Stockholder:

    We invite you to attend the 1999 Annual Meeting of Stockholders of Community National Corporation to be held at Community National Bank, 19 Natchez Trace Drive, Lexington,
Tennessee on Wednesday, April 28, 1999 at 2:00 p.m., local time.

    The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1998 fiscal year. Directors and officers of the Company as well as representatives of Arnold Spain & Company, P.C., the Company's independent auditors for the 1998 fiscal year, will be available to respond to any questions the stockholders may have.

    You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                          Sincerely,

                          /s/ Howard W. Tignor


                          Howard W. Tignor
                          President and Chief Executive Officer

                  COMMUNITY NATIONAL CORPORATION
                     19 NATCHEZ TRACE DRIVE
                  LEXINGTON, TENNESSEE  38351
                        (901) 968-6624
----------------------------------------------------------------
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON APRIL 28, 1999
----------------------------------------------------------------

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders ("Annual Meeting") of Community National Corpora-tion (the "Company"), will be held at Community National Bank, 19 Natchez Trace Drive, Lexington, Tennessee at 2:00 p.m., local time, on Wednesday, April 28, 1999.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of two directors of the Company to a three-year term; and

    2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 26, 1999, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ Arba M. Taylor


                           ARBA M. TAYLOR
                           SECRETARY
Lexington, Tennessee
March 31, 1999

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________

                      PROXY STATEMENT
                            OF
               COMMUNITY NATIONAL CORPORATION
                   19 NATCHEZ TRACE DRIVE
                 LEXINGTON, TENNESSEE  38351

               ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 28, 1999
________________________________________________________________

________________________________________________________________
                           GENERAL
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community National Corporation (the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at Community National Bank, 19 Natchez Trace Drive, Lexington, Tennessee on Wednesday, April 28, 1999, at 2:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 31, 1999.

    On December 11, 1997 the Company's principal subsidiary, Lexington First Federal Savings Bank, a federal stock savings bank, converted to a national bank (the "Bank Conversion") known as Community National Bank of Tennessee (the "Bank"). Upon consummation of the Bank Conversion, the Company became a bank holding company. Unless otherwise noted, references to the Bank refer to the Bank and its predecessor, Lexington First Federal Savings Bank.

________________________________________________________________
                 VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

________________________________________________________________
                        VOTING SECURITIES
________________________________________________________________

    The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 26, 1999 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 712,877 shares of Common Stock issued and outstanding.

________________________________________________________________
 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
________________________________________________________________

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.


                                          AMOUNT AND      PERCENT OF
                                          NATURE OF       SHARES OF
NAME AND ADDRESS                          BENEFICIAL      COMMON STOCK
OF BENEFICIAL OWNER                       OWNERSHIP(1)    OUTSTANDING
-------------------                       -----------     ------------
Pat Carnal                                 65,812            9.23%
P.O. Box 680
Lexington, TN  38351

All Directors and Executive Officers
  as a Group (9 persons)                  168,334           23.62%

-------------
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.

________________________________________________________________
                 PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is currently composed of nine members. Under the Company's Charter, directors are divided into three classes as nearly equal in number as possible and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, two directors will be elected for terms expiring at the Annual Meeting to be held in the year 2002. The Board of Directors has nominated Directors Charlie H. Walker and Stephen M. Lowry, each to serve for an additional term of three years and until his successor is elected and qualified. Under Tennessee law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
BELOW.

    The following table sets forth, for the nominees and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Bank and the expiration of his or her current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company and remained as such following the conversion of the Association from mutual to stock form, its reorganization into the holding company form of ownership as a subsidiary of the Company, and its subsequent conversion to a national bank (i.e., the Bank) (collectively, the "Conversion"). Each director of the Company is also a member of the Board of Directors of the Bank.

                                  YEAR FIRST                   SHARES OF
                                    ELECTED                   COMMON STOCK
                       AGE AS     DIRECTOR OF     CURRENT     BENEFICIALLY
                       OF THE     THE BANK OR      TERM        OWNED AT THE  PERCENT
NAME                RECORD DATE   ASSOCIATION    TO EXPIRE    RECORD DATE(1) OF CLASS
-----              ------------  -------------  -----------  --------------- --------

                             BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Charlie H. Walker       70           1962          1999           18,672      2.62%
Stephen M. Lowry        41           1988          1999            5,748      0.80

                                  DIRECTORS CONTINUING IN OFFICE

Howard W. Tignor        55           1997          2000           27,125      3.81
Pope Thomas             68           1961          2000            8,809      1.24
Robert C. Thomas        38           1988          2000            4,167      0.59
Pat Carnal              60           1997          2000           65,812      9.23
Arba Milam Taylor       65           1977          2001           23,923      3.36
Stephen M. Milam        40           1988          2001            7,039      0.99
Richard Walker          38           1988          2001            7,039      0.99


    The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

    CHARLIE H. WALKER served as President and Chief Executive
Officer of Lexington First from 1961 to February 1993. He is a retired attorney and is the father of Director Richard Walker.
Charlie H. Walker is Arba Milam Taylor's brother-in-law.

    STEPHEN M. LOWRY is a plant manager and engineer for the Decaturville Metal Works in Decaturville, Tennessee. From
August 1979 to July 1996 he was maintenance supervisor with Harding Machine, Lexington, Tennessee.

    HOWARD W. TIGNOR became President and Chief Executive Officer of the Bank and Mutual Holding Company in February 1997. Mr. Tignor served as president and chief executive officer of the Bank of Waynesboro, Waynesboro, Tennessee from January 1995 to January 1997 and from March 1991 to December 1994 was a self-employed bank consultant with the Southern Banking Group in Shelbyville, Tennessee.

    POPE THOMAS is a retired sales representative for a furniture manufacturing firm. He is the father of Director
Robert C. Thomas.

    ROBERT C. THOMAS is a livestock specialist employed by the Tennessee Department of Agriculture. He is the son of Director
Pope Thomas.

    PAT CARNAL became a member of the Board in April 1997. He is president and owner of the Pat Carnal Agency, Inc., an insurance agency located in Lexington, Tennessee. Mr. Carnal is currently the treasurer for the Lexington Rotary Club.

    ARBA MILAM Taylor was employed with Lexington First from 1961 to her retirement in March 1997 at which time she was Secretary-Treasurer and office manager of the Bank. She is the mother of Director Stephen M. Milam and the sister-in-law of Charlie H. Walker.

    STEPHEN M. MILAM is an attorney in general practice of law in Lexington, Tennessee, Henderson County and the surrounding counties. He is the son of Director Arba Milam Taylor.

    RICHARD WALKER is a practicing attorney in Henderson County and the surrounding counties with his office located in Lexington, Tennessee. He is the son of Chairman Charlie Walker.

----------------------------------------------------------------
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------

    The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended December 31, 1998, the Board of Directors of the Company met 15 times and the Board of Directors of the Bank met 15 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company or the Bank held while he was a member during the year ended December 31, 1998 and the total number of meetings held by committees on which he served during such fiscal year.

    The Bank's Loan Committee consists of Directors Tignor,
Carnal, Robert C. Thomas, Stephen M. Milam and Stephen M. Lowry.
The committee met seven times in 1998.

    The Bank's Executive Committee meets on an as-needed basis to conduct business between the Bank's regular Board meetings. This committee, which currently includes Directors Charlie H. Walker, Arba M. Taylor, Pope Thomas and Howard W. Tignor met 11 times during fiscal 1998. Each member is paid a fee of $75.00 per meeting.

    The Company's Board of Directors has an Audit Committee consisting of Directors Lowry, Taylor, Tignor and Robert C. Thomas. This Committee did not meet during the year ended December 31, 1998 as the full Board of Directors reviewed the Bank's financial condition with management and reviewed with the independent auditors the systems of internal control, and monitored the Bank's adherence in accounting and financial reporting to generally accepted accounting principles.

    The Compensation Committee reviews existing compensation and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee consists of Directors Charlie H. Walker, Pat Carnal, Stephen Lowry and Howard W. Tignor, and met one time in fiscal 1998.

    The Bank has no established nominating committee. A nominating committee is appointed on a annual basis by the Board of Directors.


----------------------------------------------------------------
                     DIRECTORS' COMPENSATION
----------------------------------------------------------------
    Each member of the Company's and the Bank's Boards of Directors (the same nine individuals) receives a fee of $250 per Board meeting attended for their service as Company directors, and for their service as Bank directors. During the year ended December 31, 1998, directors' fees for service on the Company's and the Bank's Board totaled $37,500.

    DEFERRED COMPENSATION PLAN. The Company's Board of Direc-tors has established a Deferred Compensation Plan (the
"Deferred Compensation Plan") for its directors, including Mr.
Tignor. Before each calendar year begins, each

non-employee director may elect to defer receipt of all or part of the fees that the Bank or the Company would otherwise have provided, and Mr. Tignor may elect to defer receipt of up to 25%
of his future compensation.   In addition, the Company made a
one-time credit of $207,730 to Mr. Tignor's account. Of this amount, $100,000 is vested pro-rata over ten years of Mr. Tignor's future service beginning December 11, 1997; $53,865 vested December 11, 1997, $26,932.50 vested December 11, 1998, and $26,932.50 will vest December 11, 1999. For the $107,730 portion of the credit only, vesting accelerates to 100% if Mr. Tignor is terminated without "just cause" and not in connection with a "change in control" (as these terms are defined in the Employment Agreement). In addition, Mr. Tignor will receive a $100,000 credit to his account if he is terminated without just cause at a time when a validly executed employment agreement is not in force between Mr. Tignor and the Bank or the Company.

    Deferred amounts will be credited at the end of the calendar year to a bookkeeping account in the participant's name along with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between the measures selected by the Company's directors. Initially, those measures are expected to include, at a minimum, the dividend-adjusted rate of return on Common Stock and the Bank's highest annual rate of interest on certificates of deposit having a one-year term. Each partici-pant may make an election to receive benefit distributions either in a lump sum or in annual installments over a period up to ten years. The Company will recognize the plan's compensa-tion expense on a quarterly basis for both (i) the annual credits and investment returns on Deferred Compensation Plan amounts and (ii) as vesting occurs on the one-time credit of $207,730 to Mr. Tignor's account.

    The Company expects to make annual contributions to a grantor trust in an amount equal to the financial expense associated with the Deferred Compensation Plan. The trust's assets would remain subject to the claims of the Company's general creditors, and be available for eventual payments to participants.


----------------------------------------------------------------
             EXECUTIVE COMPENSATION AND OTHER BENEFITS
----------------------------------------------------------------
    Summary Compensation Table. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer who receives no compensation other than his fees as director and chairman. No executive officer of the Company earned a salary and bonus during fiscal year 1998 exceeding $100,000 for services rendered in all capacities to the Bank.

                                                                 LONG-TERM COMPENSATION
                                                                         AWARDS
                                  ANNUAL COMPENSATION           -----------------------
NAME AND                     --------------------------------   RESTRICTED   SECURITIES
PRINCIPAL            FISCAL                    OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
POSITION              YEAR  SALARY   BONUS     COMPENSATION      AWARD(S)     OPTIONS       COMPENSATION
---------------------------------------------------------------------------------------------------------
Howard W. Tignor (1)  1998  $66,365 $1,450         --               --          --            $36,932 (2)
                      1997   65,000    700         --               --          --             53,865

________________
(1)   In February 1997 Howard W. Tignor replaced Tim Johnson, who was dismissed as President and
      Chief Executive Officer of the Bank in December 1996.  During the period from December 1996 to February 1997, Charlie H. Walker, Chairman of the Board of Directors, acted as interim
      President of the Bank.  Mr. Walker received no additional compensation for his role.
(2)   Represents deferred compensation contributed to Mr. Tignor's account pursuant to his employment agreement.


    EMPLOYMENT AGREEMENT. In February 1997, the Bank entered into an employment agreement (the "Employment Agreement" ) with Howard W. Tignor who became the Bank's President and Chief Executive Officer. The Employment Agreement has been restated in its entirety in connection with the Stock Conversion and Reorganization. In addition, the Company has entered into an agreement guaranteeing the Bank's obligations under the Employment Agreement. Overall, the Boards of the Bank and the Company believe that these agreements assure fair treatment of Mr. Tignor by assuring him of some financial security.

    The term of the Employment Agreement is three years, and may be extended for additional one-year periods, on an annual basis beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Tignor has met the required performance standards and that such term should be extended. The Employment Agreement entitles Mr. Tignor to receive an annual base salary equal to $65,000, with a salary review by the Board of Directors not less often than annually, and with annual salary increases at least equal to the average annual increase in the Consumer Price Index. Mr. Tignor's salary for 1999 is $66,365. Mr. Tignor is entitled to participate in the Bank's plans and programs for bonuses, retirement, medical, and customary fringe benefits. He was also reimbursed for his expenses incurred in moving from Waynesboro, Tennessee to Lexington, Tennessee.

    The Bank may at any time terminate the Employment Agreement for "just cause" (as defined therein), in which case no severance benefits are available. Mr. Tignor is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Bank's Board of Directors, in which case he will receive only his compensation, vested rights, and
benefits up to the date of termination.   The Employment
Agreement terminates automatically upon Mr. Tignor's death, in which case his estate will receive his salary through the last day of the calendar month in which Mr. Tignor's death occurred. If the Employment Agreement is terminated due to Mr. Tignor's "disability" (as defined in the Employment Agreement), Mr. Tignor will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of Mr. Tignor's disability. In the event that Mr. Tignor prevails or obtains a written settlement in any legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

    Under the Employment Agreement, Mr. Tignor will receive the greater of $100,000, or the amount to be paid under the remaining term of the Agreement in the event of either (i) his involuntary termination of employment other than for his "disability" or "just cause" or (ii) his voluntary termination within 90 days due to specified events, such as a significant reduction in salary, benefits, duties or authority.

    The Employment Agreement also provides that, within 10 days of a "Change in Control" (as defined below), Mr. Tignor will receive $50,000. In addition, he will be paid $100,000 in the event of either (i) his involuntary termination of employment other than for "just cause " during the period beginning six months before a Change in Control and ending on the later of the first anniversary of the Change in Control or the expiration date of the Employment Agreement (the "Protected Period") or
(ii) his voluntary termination due to certain specified events within the Protected Period. Payments made to or on behalf of Mr. Tignor would be limited to the extent necessary to avoid the golden parachute penalties imposed by Code Section 280G.
The term "Change in Control" generally means the occurrence of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the resulting entity.

    The Employment Agreement further provides that within ten business days of a Change in Control, the Bank shall fund, or cause to be funded, a grantor trust in the amount of the severance benefit, that could become payable to Mr. Tignor. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. The aggregate payment that would be made to Mr. Tignor assuming his termination of employment under the foregoing circumstances at December 31, 1998 would have been approximately $240,797.



PENSION PLAN

    The Association annually contributes an amount to the Retirement Plan as necessary to fund the actuarially determined minimum funding requirements in accordance with Mr. Tignor Retirement Income Security Act of 1974, as amended ("ERISA"). For the year ended September 30, 1991, the Retirement Plan was completely funded. Upon the normal retirement age, at or after age 65, a participant is entitled to an annual retirement bene-fit in the amount equal to 1.5% of the participant's average annual compensation (as defined in the Retirement Plan) multi-plied by the participant's years of benefit service at normal retirement. Under the Retirement Plan, employees may partici-pate in the Retirement Plan after one year of employment with the Association. Benefits are also payable under the Retirement Plan for termination due to disability, early retirement and upon death. Benefits become vested after a participant com-pletes five years of service.

    The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.


 Highest Five          5 Years     10 Years   20 Years    25 Years   30 Years   35 Years    40 Years
Years Average          Benefit     Benefit    Benefit     Benefit    Benefit    Benefit     Benefit
Compensation           Service     Service    Service     Service    Service    Service     Service
---------------------------------------------------------------------------------------------------
   $10,000             $ 1,000    $ 2,000     $ 4,000    $ 5,000    $ 6,000     $ 7,000     $ 8,000
    15,000               1,500      3,000       6,000      7,500      9,000      10,500      12,000
    25,000               2,500      5,000      10,000     12,500     15,000      17,500      20,000
    35,000               3,500      7,000      14,000     17,500     21,000      24,500      28,000
    45,000               4,500      9,000      18,000     22,500     27,000      31,500      38,000
    55,000               5,500     11,000      22,000     27,500     33,000      38,500      44,000
    65,000               6,500     13,000      26,000     32,500     39,000      45,500      52,000
    75,000               7,500     15,000      30,000     37,500     45,000      52,500      60,000



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                    TRANSACTIONS WITH MANAGEMENT
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    The Bank offers loans to its directors and officers.  These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. The Bank's loans to direc-tors and executive officers are required to be made on substan-tially the same terms, including interest rates and collateral, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At December 31, 1998, the Bank's loans to directors and executive officers totaled $601,576 or 7% of stockholders' equity at that date.

    On January 27, 1998 the bank sold a commercial lot to Walker, Walker, & Walker, Attorneys for $65,000. Director and Chairman Charlie H. Walker and Director Richard Walker are members of the Walker, Walker, & Walker law firm. The lot was originally purchased by the bank for a branch location. The lot was sold to the Walker law firm for the purpose of constructing a new law office with the understanding that the law firm would vacate upstairs space rented from the bank. The lot was sold at the Bank's original cost of $65,000 on September 16, 1996.



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     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


________________________________________________________________
                        OTHER MATTERS
________________________________________________________________


    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


________________________________________________________________
         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Arnold Spain & Company, P.C., which were the Company's independent auditors for the 1998 fiscal year, have been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Arnold Spain
& Company, P.C. is expected to be present at the Annual Meeting to respond to appropriate stockholders' questions and will have the opportunity to make a statement if he so desires.


________________________________________________________________
                          MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                      STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 19 Natchez Trace Drive, Lexington, Tennessee 38351 no later than December 1,
1999.   Any such proposals shall be subject to the requirements
of the proxy rules adopted under the Exchange Act.

    Stockholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Corporation, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days notice is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


________________________________________________________________
                           FORM 10-KSB
________________________________________________________________

    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, COMMUNITY NATIONAL CORPORATION, 19 NATCHEZ TRACE DRIVE, LEXINGTON, TENNESSEE 38351.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Arba M. Taylor

                            Arba M. Taylor
                            Secretary

Lexington, Tennessee
March 31, 1999

                         REVOCABLE PROXY
                  COMMUNITY NATIONAL CORPORATION


               ------------------------------------
                  ANNUAL MEETING OF STOCKHOLDERS
                          APRIL 28, 1999
               ------------------------------------

    The undersigned hereby appoints Arba M. Taylor, Robert C. Thomas and Richard Walker with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Community National Corporation which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Community National Bank, 19 Natchez Trace Drive, Lexington, Tennessee on Wednesday, April 28, 1999 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.


                                                         VOTE
                                             FOR       WITHHELD
                                             ---       --------

      1.   The election as directors of     [   ]        [   ]
           all the nominees listed below
           (except as marked to the
           contrary below).

           Charlie H. Walker
           Stephen M. Lowry

           INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
           ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S
           NAME ON THE LINE PROVIDED BELOW.

           --------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED ABOVE.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED
ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL
MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY
IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD
OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS
THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD
CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE
ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifi-cation to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1998 fiscal year.


Dated:  ____________________, 1999



__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
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